UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2009

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

(Exact name of Registrant as specified in its charter)

            Delaware                0-14187                  94-2940208

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Institutional Properties/3, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCIP/3 Sandpiper, LLC, a Delaware limited liability company (the “Company”), which owns Sienna Bay Apartments (“Sienna Bay”), a 276-unit apartment complex located in St. Petersburg, Florida. As previously disclosed, on August 14, 2009 (the “Effective Date”), the Company entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, DT Group Development, Inc., a California corporation (the “Purchaser”), to sell Sienna Bay to the Purchaser for a total sales price of $16,850,000. The Purchaser also entered into a purchase and sale contract (the “Related Agreement”) with an entity (the “Related Seller”) affiliated with the Registrant’s general partner. The Registrant, the Related Seller and the Purchaser agreed that a default by any party under the Related Agreement would be deemed a default under the Purchase Agreement. A termination of the Related Agreement for any reason is also deemed a termination of the Purchase Agreement.

As previously disclosed, on October 8, 2009, the Company and the Purchaser entered into a First Amendment to the Purchase and Sale Contract (the “First Amendment”) pursuant to which the closing date was extended from October 13, 2009 to November 12, 2009 and an additional deposit of $250,000 that originally was due on or before October 8, 2009 was modified to include a first additional deposit of $124,000 due on or before October 15, 2009 and a second additional deposit of $93,000 due on or before October 20, 2009. The First Amendment also extended the loan assumption approval deadline from October 13, 2009 to November 10, 2009 and the closing date extension deadline from November 6, 2009 to November 10, 2009.

On November 10, 2009, the Company and the Purchaser entered into a Second Amendment to the Purchase and Sale Contract (the “Second Amendment”) pursuant to which the loan assumption approval deadline was further extended from November 10, 2009 to November 12, 2009 and the closing date was extended from November 12, 2009 to November 16, 2009.

This summary of the terms and conditions of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

10.87       Second Amendment to Purchase and Sale Contract between CCIP/3 Sandpiper, LLC, a Delaware limited liability company and DT Group Development, Inc., a California corporation, dated November 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

By:  ConCap Equities, Inc.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: November 12, 2009